UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 1, 2017

ProPetro Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38035	26-3685382
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1706 S. Midkiff, Bldg. B Midland, TX		79701
(Address of principal executive offices)		(Zip Code)
(432) 688-0012
(Registrant’s telephone number, including area code)
(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).         Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ¨ ☒

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.
On June 1, 2017, the Board of Directors of ProPetro Holding Corp. approved increases in the annual salary payable to each of Dale Redman, Chief Executive Officer, Jeff Smith, Chief Financial Officer and David Sledge, Chief Operating Officer, to $650,000, $500,000, and $425,000, respectively. Under the terms of their respective employment agreements, each of these officers was previously provided with an annual salary of $250,000.
These salary increases, which are effective June 1, 2017, are designed to provide our long-standing officers with annual base salaries that are more directly comparable to other similarly sized public companies in the oilfield services industry.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 2, 2017

PROPETRO HOLDING CORP.

/S/ Mark Howell
Mark Howell General Counsel